Leases	12 Months Ended
May 31, 2016
Leases [Abstract]
Leases

NOTE K — LEASES

We lease certain property, plant and equipment under long-term operating lease agreements, some of which provide for increased rental payments based upon increases in the cost-of-living index. The following table illustrates our future minimum lease commitments under all non-cancelable lease agreements, for each of the next five years and in the aggregate, as of May 31, 2016:

May 31,
(In thousands)
2017	$50,828
2018	39,191
2019	26,204
2020	17,240
2021	14,359
Thereafter	51,783
Total Minimum Lease Commitments	$199,605

Total rental expense for all operating leases amounted to $57.5 million, $53.8 million and $50.9 million for the fiscal years ended May 31, 2016, 2015 and 2014, respectively.